UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: November 21, 2003
                                               ------------------


                      PRIME HOLDINGS AND INVESTMENTS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-30477               88-0421215
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                          521 Fifth Avenue, Suite 1700
                                  New York, NY
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 292-4258
                                                          ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

          Not Applicable.

ITEM  5.  OTHER EVENTS.


     On November 21, 2003, the Registrant pursuant to a Special Meeting of the Shareholders and of the Board of Director, by resolutions, removed Giovanni Iachelli as its President, Secretary and Director. Pursuant to said Meetings Giovanni Iachelli is no longer associated with the Registrant in any manner.


ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits:   None


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable.

ITEM  9.  REGULATION FD DISCLOSRE

          Not applicable.

Item 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, WAIVER OF A PROVISION OF THE CODE OF ETHICS

                         Not applicable.

Item 11.  TEMPORARY SUSPENSION OF  TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
          PLANS

                         Not applicable.

Item 12.  Results of Operations and Financial Condition.

                         Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2003                   Prime Holdings and Investments, Inc.
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                                                   (Registrant)

                                           By: /s/ John Visendi
                                              ---------------------------------
                                           John Visendi
                                           Chief Executive Officer, Treasurer
                                           and Director